Exhibit 10.1
Execution Version

FOURTH AMENDMENT TO PARENT GUARANTY AND INDEMNITY
This FOURTH AMENDMENT TO PARENT GUARANTY AND INDEMNITY (this “Amendment”), dated as of October 5, 2026, is entered into by and among MORGAN STANLEY BANK, N.A., a national banking association, as buyer (together with its successors and assigns, “Buyer”), ACRC LENDER MS LLC, a Delaware limited liability company, as seller (“Seller I”), ACRC LENDER MS II LLC, a Delaware limited liability company, as seller (“Seller II” and, together with Seller I, individually and collectively as the context     may require, “Seller”), and ARES COMMERCIAL REAL ESTATE CORPORATION, a Maryland corporation, as guarantor (“Guarantor”).
RECITALS
WHEREAS, Buyer and Seller I are parties to that certain Master Repurchase and Securities Contract Agreement, dated as of January 16, 2020, as joined by Seller II pursuant to that certain Omnibus Amendment to Transaction Documents, dated as of December 23, 2024, by and among Buyer, Seller, Guarantor, and Pledgors (as such term is defined therein) (as amended prior to the date hereof, the “Existing Repurchase Agreement”; as amended hereby and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”);
WHEREAS, Guarantor provided that certain Parent Guaranty and Indemnity, dated as of January 16, 2020 (as amended prior to the date hereof, the “Existing Guaranty”; as amended hereby and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) for the benefit of the Buyer; and
WHEREAS, Seller and Guarantor have requested certain amendments and modifications be made to the Existing Guaranty, and Buyer has agreed to amend the Existing Guaranty as more specifically set forth herein.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.    Amendment to Existing Guaranty. The Existing Guaranty is hereby amended by deleting Section 9(a)(iv) entirely and replacing it with the following:
“Guarantor shall have a minimum Tangible Net Worth of at least $400,000,000.”
2.    Representations and Warranties. Seller hereby represents and warrants to Buyer as follows:
a.    No Margin Deficit, Event of Default, Default or, to Seller or Guarantor’s knowledge, Material Adverse Effect has occurred and is continuing as of the date hereof, and no Default, Event of Default or Margin Deficit will occur as a result of the execution, delivery and performance by Seller or Guarantor of this Amendment.
b.    All representations and warranties contained in the Repurchase Agreement and Existing Guaranty are true, correct, complete and accurate in all respects as of the date hereof (except (i) such representations which by their terms speak as of a specified date and subject to any exceptions disclosed to Buyer in an Exception Report prior to such date and approved by Buyer, and (ii) the representations and warranties regarding Seller or Guarantor’s financial statements shall be deemed to refer to the most recent financial statements furnished to Buyer).

c.    No amendments have been made to the organizational documents of Seller or Guarantor since January 16, 2020, except for that certain Certificate of Amendment with respect to Seller II filed with the Delaware Secretary of State on September 24, 2024, amending the name of the limited liability company.

d.    Seller and Guarantor have the authority to execute and deliver this Amendment and the other Transaction Documents to be executed and delivered in connection with this Amendment.

3.    Effectiveness. The effectiveness of this Amendment is subject to receipt by Buyer of the following:

a.    Amendment. This Amendment, duly executed and delivered by Seller, Guarantor and Buyer.

b.    Fees. Payment by Seller of the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby

c.    Good Standing. Certificates of existence and good standing for the Seller and Guarantor.

4.    Continuing Effect. As amended by this Amendment, all terms, covenants and provisions of the Guaranty and the other Transaction Documents are ratified and confirmed and shall remain in full force and effect. As amended by this Amendment, all terms, covenants and provisions of the Guaranty are ratified and confirmed and shall remain in full force and effect. This Amendment shall be deemed a “Transaction Document” for all purposes under the Repurchase Agreement.

5.    Binding Effect; No Partnership; Counterparts. The provisions of the Guaranty, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. This Amendment and any other Transaction Document may be delivered by facsimile transmission, by electronic mail, or by other electronic transmission, in portable document format (.pdf) or otherwise, and each such executed facsimile, .pdf, or other electronic record shall be considered an original executed counterpart for purposes of this Amendment. Each party to this Amendment (a) agrees that it will be bound by its own Electronic Signature, (b) accepts the Electronic Signature of each other party to this Amendment, and (c) agrees that such Electronic Signatures shall be the legal equivalent of manual signatures.

6.    Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer, and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

7.    Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Guaranty.

8.    Costs and Expenses. Seller shall pay Buyer’s actual out of pocket costs and expenses incurred in connection with the preparation, negotiation, execution and consummation of this Amendment in accordance with the Repurchase Agreement.

9.    Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. The parties agree that Article 18 (Governing Law; Consent to Jurisdiction; Waiver of Jury Trial; Etc.) of the Repurchase Agreement is hereby incorporated herein by reference, mutatis mutandis.

10.    Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

11.    References to Transaction Documents. All references to the Guaranty in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Guaranty, as amended hereby, unless the context expressly requires otherwise.

12.    No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer, under the Guaranty, the Repurchase Agreement or any other Transaction Document, nor constitute an amendment of any provision of the Guaranty or any other Transaction Document by any of the parties hereto, other than as expressly set forth herein.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

ACRC LENDER MS LLC, a Delaware limited liability company, as Seller I

By: /s/ Keith Kooper
Name: Keith Kooper
Title: Vice President and Assistant Secretary
ACRC LENDER MS II LLC, a Delaware limited liability company, as Seller II

By: /s/ Keith Kooper
Name: Keith Kooper
Title: Vice President and Assistant Secretary

ARES COMMERCIAL REAL ESTATE CORPORATION, a Maryland corporation, as Guarantor

By: /s/ Keith Kooper
Name: Keith Kooper
Title: Vice President and Assistant Secretary
[signatures continue on next page]

Signature Page to Fourth Amendment to Guaranty (MS – ACRC Lender)

MORGAN STANLEY BANK, N.A.,
a national banking association, as Buyer

By     /s/ William P. Bowman
Name: William P. Bowman
Title: Authorized Signatory
Signature Page to Fourth Amendment to Guaranty (MS – ACRC Lender)